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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                 CURRENT REPORT UNDER TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported):  MAY 8, 1997
                        Commission File Number:  0-10104


                     LA TEKO RESOURCES LTD.
             (Exact Name of Registrant as Specified in its Charter)

         BRITISH COLUMBIA                 87-0483319
     (State or other jurisdiction of     (IRS Employer
     incorporation or organization)   Identification No.)

     625 HOWE STREET, SUITE 500
          VANCOUVER, B.C.                   V6C 2T6
(Address of Principal Executive Offices)  (Zip Code)

Registrant's Telephone Number, including Area Code: (604) 688-0833

                        NOT APPLICABLE
(Former name, former address, and formal fiscal year, if changed since last report)

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                             ITEM 5:  OTHER EVENTS
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On May 8, 1997, La Teko Resources Ltd. (the "Company") reported iniital results from the first phase 1997 drilling program on its True North property, Fairbanks Mining District, Alaska,as reported by the project operator, Newmont Exploration Limited ("Newmont"). Results are from the first 26 reverse circulation drill holes of a $2.1 milion porgram schedule for completion in June 1997. The True North property is accessible by road, 16 miles northeast of Fairbanks and seven miles northwest of Cyprus Amax's Fort Knox mine.

Drilling of the Central Zone was designed to provide fill-in detail between previously 400-foot fences. Drill hole 588 intersected 40 feet grading 0.119 oz. Au/Ton and 591 intersected 45 feet grading 0.182 oz. Au/Ton. Management of the Company believes that these shallow, oxidized high grade intercepts are of particular interest because they are significantly richer than adjacent, wider-spaced holes within the Central Zone. The deeper intersection in hole 591 (135 feet grading 0.084 oz. Au/Ton) represents a strike extension from previous hole 522 (110 feet grading 0.242 oz. Au/Ton) which together appear to represent a steeply dipping zone. The deep intercept in hole 590 represents a new, sulfide mineralized horizon.

Drilling at Zeppelin was less successful and was hampered by poor drilling conditions, which resulted in a number of holes not reaching target. Holes drilled up-dip and down-dip from hole 568 (75 feet of 0.377 oz. Au/Ton) intersected only low grade values, while a wide-spaced step-out hole to the southwest failed to intersect the zone. Because of the spring thaw, the drills have moved out of both areas.

                              - 2 -
Newmont can earn a 65% interest in the True North property by paying $7 million to La Teko, now fully paid, and spending $21 million on exploration and development of the property, including a feasibility study. Expenditures by Newmont to the end of 1996 were $6.1 million.

La Teko Resources Ltd. is a gold exploration company active in the Fairbanks Mining District of Alaska. The Company holds two projects in the advanced exploration to development, the True North and Ryan Lode, and several early stage exploration projects.



                 TRUE NORTH DRILLING RESULTS

                              Thickne    Grade
Hole No.     From    To (ft.)    ss       (oz.             Zone
            (ft.)              (ft.)    Au/ton)


   574       180       220        40     0.059         Zeppelin
             265       285        20     0.013
   575       135       145        10     0.195         Zeppelin
             160       180        20     0.196
   576        95       100         5     0.046         Zeppelin
             115       130        15     0.016
             155       170        15     0.026
   578       115       130        15     0.047       Hindenburg
             150       175        25     0.015
             190       200        10     0.048
             225       230         5     0.089
             265       280        15     0.097

                              - 3 -
             365       400        35     0.028
   579       175       190        15     0.026         Zeppelin
   580        40        90        50     0.024       Hindenburg
             100       120        20     0.016
             135       150        15     0.080
             170       180        10     0.027
             255       285        30     0.018
             390       400        10     0.017
             410       420        10     0.086
   582         5        50        45     0.044       Hindenburg
              85        95        10     0.090
             105       150        45     0.089
   584       160       170        10     0.059    Upper Central Zone
   585       170       180        10     0.023    Upper Central Zone
   586       150       205        55     0.076    Upper Central Zone
   587       130       145        15     0.022       Hindenburg
   588         0        10        10     0.048       Hindenburg
              30        70        40     0.119
              90       120        30     0.019
   589         5        30        25     0.021    Upper Central Zone
             130       145        15     0.082
             340       370        30     0.071
   590        45        65        20     0.030       Hindenburg
              80        95        15     0.015
             105       130        25     0.060
             165       180        15     0.110
             375       430        55     0.104
   591         5        50        45     0.184          Central
             185       320       135     0.082
             375       435        60     0.030
   592        85        95        10     0.056    Central Zone, multiple
                              - 4 -
             160       205        45     0.081
   593        65        95        30     0.040      Central Zone
             115       160        45     0.025
             175       195        20     0.029
   594        45        80        35     0.039          Zeppelin
             180       195        15     0.092
   595       110       120        10     0.029          Zeppelin
   596        25        60        35     0.047        Hindenburg

571, 572, 573, 577, 581, and 583 had no significant values.



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                                   SIGNATURES
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     Pursuant to the requirements of section 13 or 15(d) of the Securities
Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   LA TEKO RESOURCES LTD.


Dated:  May 12, 1997               By /s/ Gerald G. Carlson, President

end